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                                                                    Exhibit 23.3


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 and the Registration Statement on Form S-3 of our report, dated March 27, 1996, which report appears in the Annual Report on Form 10-K/A for the year ended December 31, 1995 relating to Cityscape Financial Corp. and its subsidiaries.


BDO STOY HAYWARD
London, England
January 29, 1997